As filed with the Securities and Exchange Commission on December 9, 1998
                        Securities Act File No. 33-53800
                    Investment Company Act File No. 811-07324
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ______________________

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]

         Pre-Effective Amendment No. ___                               [ ]
         Post-Effective Amendment No. 18                               [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]

         Amendment No.   19                                            [X]

                        (Check appropriate box or boxes.)


                         GARDNER LEWIS INVESTMENT TRUST
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)


        285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317
       -------------------------------------------------------------------
        (Address of Principal Executive Offices)               (Zip Code)


        Registrant's Telephone Number, including Area Code (252) 972-9922
                                                            -------------

                              C. Frank Watson, III
     105 North Washington Street, P.O. Drawer 69, Rocky Mount, NC 27802-0069
    -------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

                                 With Copies to:
                                 Jane A. Kanter
                             Dechert Price & Rhoads.
                              1775 Eye Street, N.W.
                            Washington, DC 20006-2401


     Approximate Date of Proposed Public Offering: As soon  as  practicable after the effective date
                                                   of this filing.
                                                   ------------------------

It is proposed that this filing will become effective: (check appropriate box)

                  [ ] immediately upon filing pursuant to paragraph (b)
                  [ ] on (date) pursuant to paragraph (b)
                  [X] 60 days after filing pursuant to paragraph (a)(1)
                  [ ] on (date) pursuant to paragraph (a)(1)
                  [ ] 75 days after filing pursuant to paragraph (a)(2)
                  [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

________________________________________________________________________________

                                     PART A
                                     ======

Cusip Number 36559B104                                       NASDAQ Symbol CPGRX


________________________________________________________________________________

                        THE CHESAPEAKE AGGRESSIVE GROWTH
                                      FUND

                                   A series of
                         Gardner Lewis Investment Trust
________________________________________________________________________________


                                   Prospectus
                                December 31, 1998


The Chesapeake Aggressive Growth Fund seeks capital appreciation. Current income is a secondary consideration in selecting portfolio investments. In seeking to achieve its objective, this Fund will invest primarily in equity-related securities of small capitalization companies.


                                     Advisor
                                     -------

                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317

                                 1-800-430-3863





Neither the Securities and Exchange Commission nor any other regulatory body has approved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. It is unlawful for anyone to make any representation to the contrary.

                                TABLE OF CONTENTS



THE FUND...................................................................... 2
--------
      Investment Objective.....................................................2
      Principal Investment Strategies..........................................2
      Principal Risks Of Investing In The Fund.................................3
      Fluctuation in Value.....................................................3
      Portfolio Turnover.......................................................4
      Fees And Expenses Of The Fund............................................5
      Financial Highlights.....................................................6

MANAGEMENT OF THE FUND.........................................................8
----------------------
      Investment Advisor.......................................................8
      The Administrator........................................................8
      The Transfer Agent.......................................................8
      The Distributor..........................................................9

INVESTING IN THE FUND..........................................................9
---------------------
      Minimum Investment.......................................................9
      Purchase And Redemption Price............................................9
      Purchasing Shares.......................................................10
      Redeeming Your Shares...................................................13

OTHER IMPORTANT INVESTMENT INFORMATION........................................15
--------------------------------------
      Dividends, Distributions And Taxes......................................15
      Year 2000...............................................................15
      Additional Information..........................................Back Cover



                  NOTICE: CLOSURE OF FUND TO MOST NEW INVESTORS

In December 1994, the Advisor determined that the Fund had reached an asset base that allowed for both efficiency and maneuverability. Because the Fund did not wish to compromise this position, the Board of Trustees of the Trust determined that it would be advisable to close the Fund to most new investors effective December 23, 1994. As conditions change in the securities markets, the Board of Trustees may or may not determine to reopen the Fund to new shareholders. Existing shareholders may continue to make additional investments.

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The investment objective of The Chesapeake Aggressive Growth Fund (the "Fund") is to seek capital appreciation. Current income is a secondary consideration in selecting portfolio investments.

The Fund is intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in the securities of small-cap companies.

Investing in the securities of small-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of small-cap companies usually have more limited marketability and therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because small-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that small-cap companies often have limited product lines, markets or financial resources and may lack management depth. Additionally, small-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies and there typically is less publicly available information concerning small-cap companies than for larger, more established companies.

Although investing in securities of small companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's portfolio will include equity securities of those companies which the Advisor feels show superior prospects for growth. The Advisor will focus attention on those companies which, in the view of the Advisor, exhibit internal changes such as a promising new product, new distribution strategy, new manufacturing technology, or new management team or management philosophy. Many of the portfolio companies are responsible for technological breakthroughs and/or unique solutions to market needs. Investing in companies that are undergoing internal change, such as implementing new strategies or introducing new technologies, may involve greater than average risk due to their unproven nature. Many of the portfolio companies will be small capitalization companies, which may exhibit more volatility than medium and large capitalization companies. By focusing upon internal rather than external factors, the Fund will seek to minimize the risk associated with macro-economic forces such as changes in commodity prices, currency exchange rates and interest rates.

In selecting portfolio companies, the Advisor uses analyses, which includes the growth rate in earnings, financial performance, management strengths and weaknesses, and current market valuation in relation to earnings growth as well as historic and comparable company valuations. The Advisor also analyzes the level and nature of the company's debt, cash flow, working capital and the quality of the company's assets. Typically companies included in the Fund's portfolio will show strong earnings growth versus the previous year's comparable period. Companies that the Advisor determines have excessive levels of debt are generally avoided.

By developing and maintaining contacts with management, customers, competitors and suppliers of current and potential portfolio companies, the Advisor attempts to invest in those companies undergoing positive changes that have not been recognized by "Wall Street" analysts and the financial press. Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor believes these companies offer unique and potentially superior investment opportunities. The Advisor favors portfolio companies whose price when purchased is between 8 and 19 times projected earnings for the coming year.

While portfolio securities are generally acquired for the long term, they may be sold under any of the following circumstances:

          a) the anticipated price appreciation has been achieved or is no longer probable;
          b) the company's fundamentals appear, in the analysis of the Advisor, to be deteriorating;
          c) general market expectations regarding the company's future performance exceed those expectations held by the Advisor;
          d) alternative investments offer, in the view of the Advisor, superior potential for appreciation.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Fluctuation in Value. To the extent that the major portion of the Fund's portfolio consists of common stocks, it may be expected that the net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. To the extent that the Advisor seeks to identify the securities of companies which are undergoing internal change, such as implementing new strategies or introducing new technologies, investment in the Fund may involve greater than average risk due to the unproven nature of such securities. These securities will include a significant amount of securities of small capitalization companies. To the extent the Fund's assets are invested in small capitalization companies, that portion of the Fund's portfolio may exhibit more volatility than the portion invested in medium and large capitalization companies. Because there is risk in any investment, there can be no assurance the Fund will achieve its investment objective.

Portfolio Turnover. The Fund sells portfolio securities without regard to the length of time they have been held in order to take advantage of investment opportunities. Nevertheless, by utilizing the approach to investing described herein, portfolio turnover in the Fund is expected to average between 75% and 100% and will generally not exceed 125%. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. The degree of portfolio activity may also have an effect on the tax consequences of capital gain distributions. See "Financial Highlights" for the Fund's portfolio tunrover rate for prior periods.


[BAR GRAPH REPRESENTATION HERE OF CALENDAR YEAR RETURNS]:

           Calendar Year Returns

          Year             Return
          ----             ------
          1994              6.99%
          1995             30.25%
          1996             10.83%
          1997             15.18%


o During the 4-year period shown in the bar chart, the highest return for a quarter was 32.24 (quarter ended July 31, 1995).
o During the 4-year period shown in the bar chart, the lowest return for a quarter was -18.19 (quarter ended July 31, 1996).
o    The year-to-date return as of the most recent fiscal quarter was 22.15%.
o Sales loads are not reflected in the chart above. If these amounts were reflected, returns would be less than those shown.

          ---------------------------------------   ----------------------
          Average Annual Total Returns                  Past 1 Year
          Period ended December 31, 1997
          ---------------------------------------   ----------------------
          ---------------------------------------   ----------------------
          The Chesapeake Aggressive Growth Fund           15.18%
          ---------------------------------------   ----------------------
          ---------------------------------------   ----------------------
          S&P 500 *                                       33.36%
          ---------------------------------------   ----------------------

          * The S & P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of Common Stock Prices


FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                Shareholder Fees
                    (fees paid directly from your investment)
                    -----------------------------------------

     Maximum sales charge (load) imposed on purchases (as a
        percentage of offering price) ...............................3.00%
     Redemption fee .................................................None


                         Annual Fund Operating Expenses
                  (as a percentage of average daily net assets)
                  ---------------------------------------------

     Management Fees................................................ 1.25%
     Distribution and/or Service (12b-1) Fees....................... None
     Other Expenses................................................. 0.15%
                                                                     ----
     Total ......................................................... 1.40%
                                                                     ====

Example: This example shows you the expenses you may pay over time by investing in the Fund. Since all funds use the same hypothetical conditions, it should help you compare the costs of investing in the Fund versus other funds.
The example assumes the following conditions:

(1)   You invest $25,000 in the Fund for the periods shown;
(2)   You reinvest all dividends and distributions;
(3)   You redeem all of your shares at the end of those periods;
(4)   You earn a 5% total return; and
(5)   The Fund's expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above as well as those upon redemption.

------------------------ ------------- -------------- ------------ -------------
    Period Invested         1 Year        3 Years       5 Years      10 Years
------------------------ ------------- -------------- ------------ -------------
      Your Costs            $1,096         $1,825       $2,607        $4,823
------------------------ ------------- -------------- ------------ -------------

FINANCIAL HIGHLIGHTS

The financial data included in the table below has been derived from audited financial statements of the Fund. The financial data for the fiscal years ended August 31, 1998, 1997, and 1996, has been audited by Deloitte & Touche LLP, independent auditors, whose report covering such periods is included in the Statement of Additional Information. The financial data for the prior fiscal years and period was audited by other independent auditors. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also included in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may be obtained at no charge by calling the Fund.


(For a Share Outstanding Throughout Each Period)
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
                                                      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                                      August 31,      August 31,      August 31,      August 31,      August 31,
                                                         1998            1997            1996            1995            1994
                                                         ----            ----            ----            ----            ----
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
Net Asset Value, Beginning of Period                    $22.44          $16.88          $20.70          $13.58          $11.86
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
Income (loss) from investment operations
 Net investment loss                                    (0.24)           (0.22)          (0.18)          (0.15)          (0.05)
 Net realized and unrealized gain (loss)
   on investments                                       (6.02)            6.84           (2.53)           7.27            1.98
                                                         ----             ----           ------           ----            ----
   Total from investment operations                     (6.26)            6.62           (2.71)           7.12            1.93
                                                         ----             ----           ------           ----            ----
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
Distributions to shareholders from
 Net investment income                                   0.00             0.00            0.00            0.00           (0.16)
 Net realized gain from investment transactions         (2.88)           (1.06)          (1.11)           0.00           (0.05)
                                                         ----             ----          ------            ----            ----
   Total distributions                                  (2.88)           (1.06)          (1.11)           0.00           (0.21)
                                                         ----             ----          ------            ----            ----
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
Net Asset Value, End of Period                         $13.30           $22.44          $16.88          $20.70          $13.58
                                                       ======           ======          ======          ======          ======
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
Total return (a)                                       (32.12)%          41.14%         (12.81)%         52.45%          16.42%
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
Ratios/supplemental data
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
 Net Assets, End of Period                           $369,803,592    $613,488,902    $460,307,496    $460,286,044    $179,222,758
                                                     ============    ============    ============    ============    ============
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
 Ratio of expenses to average net assets
   Before expense reimbursements and waived fees         1.40%            1.42%           1.42%           1.43%           1.57%
   After expense reimbursements and waived fees          1.40%            1.42%           1.42%           1.43%           1.49%
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
 Ratio of net investment loss to average net assets
   Before expense reimbursements and waived fees        (1.15)%          (1.17)%         (1.05)%         (1.07)%         (0.87)%
   After expense reimbursements and waived fees         (1.15)%          (1.17)%         (1.05)%         (1.07)%         (0.79)%
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
Portfolio turnover rate                                 86.18%          115.51%         110.04%          75.42%          66.03%
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------
Average commission rate paid (b)                        $0.0580          $0.0568          ____             ____            ____
--------------------------------------------------- --------------- --------------- --------------- --------------- ---------------

(a) Does not reflect the maximum sales charge of 3.00%.
(b) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure was not required for fiscal years of the Fund ended prior to August 31, 1997.


                             MANAGEMENT OF THE FUND
                             ----------------------

INVESTMENT ADVISOR

The Fund's Advisor is Gardner Lewis Asset Management, established as a Delaware corporation in 1990 and converted to a Pennsylvania limited partnership in 1994, is controlled by W. Whitfield Gardner. Mr. Gardner and John L. Lewis, IV are principals of the Advisor and executive officers of the Trust. They are been responsible for day-to-day management of the Fund's portfolio since its inception in 1993. They have been with the Advisor since its inception. The Advisor currently serves as investment advisor to approximately $3.5 billion in assets, providing investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts, and individuals.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 1.25%. Although the investment advisory fee is higher than that paid by most other investment companies, the Board of Trustees believes the fee to be comparable to advisory fees paid by many funds having similar objectives and policies.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers. The Advisor may choose to take advantage of certain soft dollar or commission rebate programs. Any program chosen by the Advisor will be reviewed by the Board of Trustees, subject to the provisions and guidelines as clearly outlined in the securities laws and legal precedent of the United States.

THE ADMINISTRATOR

The Nottingham Company assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of services to the Fund, and provides the Fund with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Fund.

THE TRANSFER AGENT

NC Shareholder Services, LLC ("NCSS") serves as the transfer agent and dividend disbursing agent of the Fund. As indicated later in the section of this Prospectus, "Investing in the Fund," NCSS will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund.

THE DISTRIBUTOR

Capital Investment Group, Inc. is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares. Capital Investment Group, Inc. may sell the Fund's shares to or through qualified securities dealers or others.

Other Expenses. In addition to the management fees, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its independent auditors and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

Shares of the Fund are sold subject to a sales charge of 3.00%, so that the term "offering price" includes the front-end sales load. Shares are redeemed at net asset value. The minimum initial investment is $25,000 and the minimum additional investment is $500 ($100 for those participating in the automatic investment plan.) The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.

PURCHASES AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is placed. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of that Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange (currently 4:00 p.m. Eastern time, Monday through Friday), except on business holidays when the New York Stock Exchange is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Board of Trustees.

Other Matters. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the Securities Exchange Commission ("SEC") or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, the Fund will charge a $20 fee or may redeem shares of the Fund already owned by the purchaser to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to "The Chesapeake Aggressive Growth Fund," to:

                      The Chesapeake Aggressive Growth Fund
                      c/o NC Shareholder Services, LLC
                      107 North Washington Street
                      Post Office Box 4365
                      Rocky Mount, North Carolina  27803-0365

The application must contain your social security number and Taxpayer Identification Number ("TIN"). If you have applied for a social security number or TIN at the time of completing your account application but do not have such number yet, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-430-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

                      First Union National Bank of North Carolina
                      Charlotte, North Carolina
                      ABA # 053000219
                      For:  The Chesapeake Aggressive Growth Fund
                      Acct. # 2000000861894
                      For further credit to (shareholder's name and SS# or TIN#)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-430-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature. You may exchange shares of the Fund for shares of any other series of the Trust offered for sale in the state in which you reside. Shares may be exchanged for shares of any other series of the Trust at the net asset value plus the percentage difference between that series' sales charge and any sales charge, if any, previously paid in connection with the shares being exchanged. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

A pattern of frequent exchange transactions may be deemed by the Advisor to be an abusive practice that is not in the best interests of the shareholders of the fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders form an investor, after providing the investor with 60 days prior notice. The Advisor will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of the Fund or its other shareholders.

The Board of Trustees  reserves the right to suspend or terminate,  or amend the
terms  of,  the  exchange   privilege   upon  60  days  written  notice  to  the
shareholders.

Concurrent Purchases. For purposes of qualifying for a lower sales charge investors have the privilege of combining concurrent purchases of the Fund and another series of the Trust affiliated with the Advisor and sold with a sales charge.

Rights of Accumulation. The sales charge applicable to a current purchase of shares of the Fund by a person listed above is determined by adding the purchase price of shares to be purchased to the aggregate value (at current offering price) of shares of the Funds previously purchased and then owned, provided the Distributor is notified by such person or his or her broker-dealer each time a purchase is made which would so qualify. For example, a person who is purchasing Chesapeake Aggressive Growth Fund shares with an aggregate value of $50,000 and who currently owns shares of other Chesapeake Funds with a value of $200,000 would pay a sales charge of 2.50% of the offering price on the new investment.

Letter of Intent. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated thirteen-month period by completing the "Letter of Intent" section of the Account Application. Information about the "Letter of Intent" procedure, including its terms, is contained on the back of the Account Application.

Group Plans. Shares of the Funds may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Information about such arrangements is available from the Distributor.

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption request should be addressed to:

                        The Chesapeake Aggressive Growth Fund
                        c/o NC Shareholder Services, LLC
                        107 North Washington Street
                        Post Office Box 4365
                        Rocky Mount, North Carolina 27803-0365.

  Regular mail redemption request should include:

1) Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)       Any required  signature guarantees  (see "Signature Guarantees" below);
         and

3)       Other supporting  legal documents,  if required in the case of estates,
         trusts,  guardianships,   custodianships,  corporations,  partnerships,
         pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. You may also redeem shares by telephone and bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:


        1)  Shareholder name and account number,
        2)  Number of shares or dollar amount to be redeemed,
        3) Instructions for transmittal of redemption funds to the shareholder, and
        4) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Redemption proceeds can not be wired on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wire redemptions. The Custodian currently charges the Fund $10.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-430-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Small Accounts. All shares are purchased and redeemed in accordance with the Fund's Amended and Restated Declaration of Trust and By-Laws. The Board of Trustees reserves the right to redeem involuntarily any account having a net asset value of less than $25,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 60-days written notice. If the shareholder brings his account net asset value up to at least $25,000 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application, and (3) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $50,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.



                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAXES

Under current federal income tax law, the Fund believes that it is entitled, and the Fund intends that it shall be treated as a regulated investment company ("RIC") under Subchapter M of the Code. As a RIC, a Fund will not be subject to federal tax on its net investment income and net realized capital gains to the extent such income and gains are timely distributed to its shareholders. Accordingly, the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders. Unless otherwise instructed by shareholders, all dividend distributions will be reinvested in full and fractional shares of the Fund to which they relate.

Although the Fund intends that it will be operated so that there will be no federal income or excise tax liability, if any such liability is incurred as a result of failing to qualify as a RIC, the investment performance will be adversely affected by the tax liability incurred and paid. In addition, investing in foreign securities and currencies may be subject to foreign taxes which could reduce the investment performance of the Fund.

Certain additional tax information appears in the Statement of Additional Information.

YEAR 2000

Like other mutual funds, the Fund and the service providers for the Fund rely heavily on the reasonably consistent operation of their computer systems. Many software programs and certain computer hardware in use today, cannot properly process information after December 31, 1999, because of the method by which dates are encoded and calculated in such programs and hardware. This problem, commonly referred to as the "Year 2000 Issue," could, among other things, negatively impact the processing of trades, the distribution of securities, the pricing of securities and other investment-related and settlement activities. The Trust is currently obtaining and assessing information with respect to the actions that have been taken and the actions that are planned to be taken by each of its service providers to prepare their computer systems for the Year 2000. While the Trust expects that each of the Trust's service providers will have adapted their computer systems to address the Year 2000 Issue, there can be no assurance that this will be the case or that the steps taken by the Trust will be sufficient to avoid any adverse impact to the Trust and each of its funds.

                             ADDITIONAL INFORMATION

                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND



Additional information about the Fund is available in the Fund's Statement of Additional Information. The Fund's Annual and Semi-annual Reports include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

These reports are available free of charge upon request by contacting us:

         By telephone:            1-800-430-3863


         By mail: The Chesapeake Aggressive Growth Fund c/o NC Shareholder Services, LLC
                                  107 North Washington Street
                                  Post Office Box 4365
                                  Rocky Mount, NC  27803-0365


         By e-mail:               info@ncfunds.com

         On the Internet:         www.ncfunds.com





Information about the Fund can also be reviewed and copied at the Securities Exchange Commission's ("Commission") Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's Internet sit at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.







Investment Company Act file number 811-07324.

                                     PART B
                                     ======

                       STATEMENT OF ADDITIONAL INFORMATION


                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND


                                December 31, 1998


                                   A series of
                         GARDNER LEWIS INVESTMENT TRUST
                   107 North Washington Street, P.O. Box 4365
                           Rocky Mount, NC 27803-0365
                            Telephone 1-800-430-3863

                                Table of Contents

INVESTMENT OBJECTIVE AND POLICIES............................................. 2
INVESTMENT LIMITATIONS........................................................ 3
MANAGEMENT AND SERVICE PROVIDERS.............................................. 4
         Trustees and Officers................................................ 4
         Investment Advisor................................................... 6
         Administrator........................................................ 6
         Transfer Agent....................................................... 7
         Distributor.......................................................... 7
         Custodian............................................................ 7
         Independent Auditors................................................. 7
         Legal Counsel........................................................ 8
ADDITIONAL INFORMATION ON PERFORMANCE......................................... 8
PORTFOLIO TRANSACTIONS........................................................ 9
SPECIAL SHAREHOLDER SERVICES................................................. 11
PURCHASES OF SHARES.......................................................... 12
REDEMPTION OF SHARES......................................................... 15
NET ASSET VALUE.............................................................. 15
ADDITIONAL TAX INFORMATION................................................... 16
CAPITAL SHARES AND VOTING.................................................... 17
APPENDIX A................................................................... 19
ANNUAL REPORT OF THE FUND FOR THE
FISCAL YEAR ENDED AUGUST 31, 1998...................................... ATTACHED



This Statement of Additional Information (the "Additional Statement") is meant to be read in conjunction with the Prospectus dated December 31, 1998, for The Chesapeake Aggressive Growth Fund (the "Fund"), and is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectus may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES


The Fund is a  diversified  series of the Gardner  Lewis  Investment  Trust (the
"Trust"), a registered open-end management company. The Trust is an unincorporated business trust organized under Massachusetts law on August 12, 1992. The primary investment strategies and risks of the Fund are described in the Prospectus. In addition to the principal investment strategies discussed in the Fund's Prospectus, the Fund may also employ the use of the financial instruments described below in order to achieve its objective. The strategies set forth below are not principle strategies of the Fund.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to five days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "1940 Act"), collateralized by the underlying security. The Trust's Board of Trustees will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, the Advisor to the Fund will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risks in such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

Money Market Instruments. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the two highest rating categories by any of the nationally recognized securities rating organizations or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Forward Commitment & When-Issued Securities. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchase and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

As a matter of fundamental policy, the Fund may not:

1. Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

2. Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

3. Invest more than 10% of the value of its total assets in foreign securities (which shall not be deemed to include American Depository Receipts ("ADRs"));

4. Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

5. Invest for the purpose of exercising control or management of another issuer;

6. Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration leases or development programs except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

7. Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the Federal securities laws, in connection with the disposition of portfolio securities;

8. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

9. Make short sales of securities or maintain a short position, except short sales "against the box;" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.);

10. Participate on a joint or joint and several basis in any trading account in securities;

11. Make loans of money or securities, except that the Fund may invest in repurchase agreements;

12. Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

13. Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) in order to meet redemption requests, in amounts not exceeding 15% of its total assets. The Fund will not make any further investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

14. Invest more than 10% of its net assets in illiquid securities; For this purpose, illiquid securities include, among others (a) securities for which no readily available market exists, (b) fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

15.      Invest in restricted securities; and

16.      Write,  purchase or sell puts, calls, warrants or combinations thereof,
         or  purchase  or  sell  commodities,   commodities  contracts,  futures
         contracts or related options.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

While the Fund has reserved the right to make short sales "against the box," (limitation number 9, above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

With respect to investments permitted in other investment companies, see "Investment Objective and Policies Investment Companies" in the Prospectus, which reflects certain limitations placed on such investments.

                          MANAGEMENT SERVICE PROVIDERS

The Trust's Board of Trustees (the "Trustees") are responsible for the management and supervision of the Fund. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund. This section of the Statement of Additional Information provides the persons who serve as Trustees and Officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers. Following are the Trustees and Officers of the Trust, their age, their present position with the Trust or the Fund, and their principal occupation during the past five years. Those Trustees who are "interested persons" (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Advisor, are noted by an asterisk (*).

-------------------------------------------- ----------------------- --------------------------------------------
-------------------------------------------- ----------------------- --------------------------------------------
Name, Age, and Address                       Position(s) with        Principal Occupation(s)
                                             The Fund                During Past 5 Years
-------------------------------------------- ----------------------- --------------------------------------------
-------------------------------------------- ----------------------- --------------------------------------------
Jack E. Brinson, 66                          Trustee                 President, Brinson Investment Co.
1105 Panola Street                                                        (personal investments)
Tarboro, North Carolina                                              President, Brinson Chevrolet, Inc.
                                                                          (auto dealership)
                                                                     Tarboro, North Carolina

-------------------------------------------- ----------------------- --------------------------------------------
W. Whitfield Gardner, 35                     Trustee*                Chairman and Chief Executive Officer
Chief Executive Officer                      Chief Executive         Gardner Lewis Asset Management
The Chesapeake Funds                         Officer                      (Advisor to the Chesapeake Funds)
285 Wilmington-West Chester Pike                                     Chadds Ford, Pennsylvania
Chadds Ford, Pennsylvania  19317

-------------------------------------------- ----------------------- --------------------------------------------
Stephen J. Kneeley, 35                       Trustee                 Chief Operating Officer
1235 Westlakes Drive                                                 Turner Investment Partners
Suite 350                                                                 (investment manager)
Berwyn, Pennsylvania  19312                                          Berwyn, Pennsylvania

-------------------------------------------- ----------------------- --------------------------------------------
John L. Lewis, IV, 37                        President               President
The Chesapeake Funds                                                 Gardner Lewis Asset Management
285 Wilmington-West Chester Pike                                          (Advisor to the Chesapeake Funds)
Chadds Ford, Pennsylvania  19317                                     Chadds Ford, Pennsylvania

-------------------------------------------- ----------------------- --------------------------------------------
C. Frank Watson, III, 28                     Secretary               Vice President
105 North Washington Street                  Assistant Treasurer     The Nottingham Company
Rocky Mount, North Carolina 27802                                         (Administrator to the Fund)
                                                                     Rocky Mount, North Carolina

-------------------------------------------- ----------------------- --------------------------------------------
Julian G. Winters, 29                        Treasurer               Legal and Compliance Director
105 North Washington Street                  Assistant Secretary     The Nottingham Company
Rocky Mount, North Carolina 27802                                         (Administrator to the Fund)
                                                                     Rocky Mount, North Carolina since 1996;
                                                                        previously, Operations Manager
                                                                     Tar Heel Medical, Inc.
                                                                          (pharmaceutical supplier)
                                                                     Nashville, North Carolina

-------------------------------------------- ----------------------- --------------------------------------------
William D. Zantzinger, 37                    Vice President          Director of Trading
The Chesapeake Funds                                                 Gardner Lewis Asset Management
285 Wilmington-West Chester Pike                                          (Advisor to the Chesapeake Funds)
Chadds Ford, Pennsylvania  19317                                     Chadds Ford, Pennsylvania

-------------------------------------------- ----------------------- --------------------------------------------

Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $7,500 each year plus $400 per series of the Trust per meeting attended in person and $150 per series of the Trust per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

------------------------------- -------------------- ------------------------ ---------------------- ---------------------------
------------------------------- -------------------- ------------------------ ---------------------- ---------------------------
Name of Person and              Aggregate            Pension or Retirement    Estimated Annual       Total Compensation From
Position                        Compensation         Benefits Accrued As      Benefits Upon          Fund and Fund Complex
                                                     Part of Fund Expenses    Retirement             Paid to Directors
------------------------------- -------------------- ------------------------ ---------------------- ---------------------------
------------------------------- -------------------- ------------------------ ---------------------- ---------------------------
Jack E. Brinson                 $10,400              None                     None                   $10,400
   Trustee
------------------------------- -------------------- ------------------------ ---------------------- ---------------------------
W. Whitfield Gardner            None                 None                     None                   None
   Trustee
------------------------------- -------------------- ------------------------ ---------------------- ---------------------------
Steven J. Kneeley               $10,400              None                     None                   $10,400
   Trustee
------------------------------- -------------------- ------------------------ ---------------------- ---------------------------

*Figures are for the fiscal year ended August 31, 1998.

Principal Holders of Voting Securities. As of December 7, 1998, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. On the same date no shareholder owned of record or is known by the Fund to beneficially own (i.e., voting and/or investment power) 5% or more of the outstanding shares of beneficial interest of the Fund other than the North Carolina Trust Company, P.O. Box 1108, Greensboro, North Carolina 27402, who owned of record for the benefit of its clients 1,499,669.897 shares of the Fund, representing 6.052% of the Fund.

Investment Advisor. Information about Gardner Lewis Asset Management (the "Advisor"), 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317 and its duties and compensation as Advisor is contained in the Prospectus. The Advisory Agreement is effective for a one-year term, and will be renewed thereafter for periods of one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable by the Fund without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Monthly compensation of the Advisor with regards to the Fund, based upon the Fund's daily average net assets, is at the annual rate of 1.25%. For the fiscal year ended August 31, 1996, the Advisor received $5,788,117 for services to the Fund. For the fiscal year ended August 31, 1997, the Advisor received $6,475,547 for services to the Fund. For the fiscal year ended August 31, 1998, the Advisor received $7,337,649 for services to the Fund.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

The employees of the Advisor control the Advisor. W. Whitfield Gardner, John L. Lewis, IV and William D. Zantzinger are affiliated persons of the Fund and the Advisor.

Administrator. The Trust has entered into a Fund Accounting and Compliance Administration Agreement with The Nottingham Company (the "Administrator"), a North Carolina corporation, whose address is 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069.

The Administrator will perform the following services for the Fund: (1) coordinate with the Custodian and monitor the services it provides to the Fund;
(2) coordinate with and monitor any other third parties furnishing services to the Fund; (3) provide the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervise the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) prepare or supervise the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law; (6) prepare and, after approval by the Trust, file and arrange for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) prepare and, after approval by the Trust, arrange for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law; (8) review and submit to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (9) take such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

Compensation of the Administrator, based upon the average daily net assets of the Fund, is at the following annual rates: 0.20% of the Fund's first $25 million of average daily net assets, 0.15% on the next $25 million, and 0.075% on average daily net assets over $50 million. For the fiscal years ended August 31, 1996, 1997, and 1998, the Fund paid an administrative fee of $397,287, $499,572 and $535,138, respectively. In addition, the Administrator currently receives a monthly fee of $1,750 for accounting and recordkeeping services for the Fund. For the fiscal years ended August 31, 1996, 1997, and 1998 the Administrator received $21,000 each year for such services. The Administrator also charges the Trust for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

Transfer Agent. The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with NC Shareholder Services, LLC (the "Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The address of the Transfer Agent is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North
Carolina 27803-0365. As compensation for its services, the Transfer Agent receives a shareholder administration fee of $50,000 per year, annualized on an August 31 fiscal year basis.

Distributor. Capital Investment Group, Inc. (the "Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement (the "Distribution Agreement") approved by the Board of Trustees of the Trust.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the Securities and Exchange Commission and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60 days prior written notice to the other party.

For the fiscal years ended August 31, 1998, 1997, and 1996, the aggregate dollar amount of sales charges paid on the sale of Fund shares was $52,930, $16,961, and $106,588, respectively, from which the Distributor retained $1,770, $1,480, and $11,174, respectively.

Custodian. First Union National Bank of North Carolina (the "Custodian"), Two First Union Center, Charlotte, North Carolina 28288-1151, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Fund an annual fee based on the average net assets of the Fund held by the Custodian.

Independent Auditors. The firm of Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, Pennsylvania 15222-5401, serves as independent auditors for the Fund, and will audit the annual financial statements of the Fund, prepare the Fund's federal and state tax returns, and consult with the Fund on matters of accounting and federal and state income taxation.

Independent auditors audit the financial statements of the Fund at least once each year. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report will accompany the Statement of Additional Information whenever a shareholder or a prospective investor requests it.

Legal Counsel. Dechert Price & Rhoads serves as legal counsel to the Capital Management Investment Trust and the Fund.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The Fund computes its "average annual total return" by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

                 P(1+T)^n = ERV

       Where:    T =    average annual total return.
                 ERV =  ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.
                 P =    hypothetical  initial  payment of $1,000  from which the
                        maximum sales load is deducted.
                 n =    period covered by the computation, expressed in terms of
                        years.

The Fund may also compute its aggregate total return, which is calculated in a similar manner, except that the results are not annualized.

The calculation of average annual total return and aggregate total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The Fund may also quote other total return information that does not reflect the effects of the sales load.

The average annual total return for the Fund for the year ended August 31, 1998 was (34.15)%. The average annual total return for the Fund for the five years ended August 31, 1998 was 7.54%. The average annual total return for the Fund since inception (January 4, 1993) through August 31, 1998 was 9.90%. The cumulative total return for the Fund since inception through August 31, 1998 was 70.61%. These quotations assume the maximum 3.0% sales load for the Fund was deducted from the initial investment. The average annual total return of the Fund for the year ended August 31, 1998, for the five years ended August 31, 1998, and since inception through August 31, 1998, without deducting the maximum 3.0% sales load, was (32.12)%, 8.19%, and 10.50%, respectively. The cumulative total return for the Fund since inception through August 31, 1998, without deducting the maximum 3.0% sales load, was 75.89%. These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Total Return Index and the NASDAQ Industrials Index, which are generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. The Fund may also compare its performance to the Russell 2000 Index, which is generally considered to be representative of the performance of unmanaged common stocks of smaller capitalization companies that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

  o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

  o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trust's Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objective.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer, which furnishes brokerage and research services, a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended August 31, 1998, 1997, and 1996, total dollar amounts
of  brokerage  commissions  paid  by  the  Fund  were  $1,218,318,   $1,205,910,
and $1,177,905, respectively.

                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, shareholder certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $50,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholders' personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included on the Fund Shares Application, enclosed in the Prospectus, or available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic
Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-430-3863, or by writing to:

                      The Chesapeake Aggressive Growth Fund
                           107 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Shares are Valued" in the Prospectus. Transactions involving the issuance of shares in the Fund for securities in lieu of cash will be limited to acquisitions of securities (except for municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) which: (a) meet the investment objective and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or NASDAQ.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. Net asset value per share is calculated for purchases and redemption of shares of the Fund by dividing the value of total Fund assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of that Fund. The net asset value per share of the Fund is determined at the time trading closes on the New York Stock Exchange (currently 4:00 p.m. Eastern time, Monday through Friday), except on business holidays when the New York Stock Exchange is closed.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or to waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

Sales Charges. The public offering price of shares of the Fund equals net asset value plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

------------------------------------- ------------------------- ------------------------- -----------------------------------
------------------------------------- ------------------------- ------------------------- -----------------------------------
  Amount of Transaction At Public        Charge As % of Net       Sales Charge As % of       Sales Dealers Discounts and
           Offering Price                 Amount Invested        Public Offering Price      Brokerage Commissions as % of
                                                                                                Public Offering Price
------------------------------------- ------------------------- ------------------------- -----------------------------------
------------------------------------- ------------------------- ------------------------- -----------------------------------
         Less than $50,000                     3.09%                     3.00%                          2.80%
------------------------------------- ------------------------- ------------------------- -----------------------------------
   $50,000 but less than $250,000              2.04%                     2.00%                          1.80%
------------------------------------- ------------------------- ------------------------- -----------------------------------
          $250,000 or more                     1.01%                     1.00%                          0.90%
------------------------------------- ------------------------- ------------------------- -----------------------------------


From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated or amended.

The dealer discounts and brokerage commissions schedule above applies to all dealers who have agreements with the Distributor. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

Reduced Sales Charges

      Concurrent Purchases. For purposes of qualifying for a lower sales charge investors have the privilege of combining concurrent purchases of the Fund and another series of the Trust affiliated with the Advisor and sold with a sales charge. For example, if a shareholder concurrently purchases shares in another series of the Trust affiliated with the Advisor and sold with a sales charge at the total public offering price of $25,000, and shares in the Fund at the total public offering price of $25,000, the sales charge would be that applicable to a $50,000 purchase as shown in the appropriate table above. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

      Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase shares at the public offering price applicable to the total of (a) the total public offering price of the shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

      Letters of Intent. Investors may qualify for a lower sales charge by executing a letter of intent. A letter of intent allows an investor to purchase shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor's cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Administrator or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying this Prospectus or is otherwise available from the Administrator or the Distributor. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

      Reinvestments. Investors may reinvest, without a sales charge, proceeds from a redemption of shares of the Fund in shares of the Fund or in shares of another series of the Trust affiliated with the Advisor and sold with a sales charge, within 90 days after the redemption. If the other series charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the series to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

      Purchases by Related Parties and Groups. Reductions in sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent of more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

      Sales at Net Asset Value. The Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund and the Advisor, and to employees and principals of related organizations and their families, and certain parties related thereto, including clients and related accounts of the Advisor. Clients of investment advisors and financial planners may also purchase shares at net asset value if the investment advisor or financial planner has made arrangements to permit them to do so with the Distributor. The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Exchange Feature

Investors may exchange shares of the Fund for shares of any other comparable series of the Trust. Shares of the Fund may be exchanged at the net asset value plus the percentage difference between that series' sales charge and any sales charge previously paid in connection with the shares being exchanged. For example, if a 2% sales charge was paid on shares that are exchanged into a series with a 3% sales charge, there would be an additional sales charge of 1% on the exchange. Exchanges may only be made by investors in states where shares of the other series are qualified for sale. An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office. The request must be signed exactly as the investor's name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares. Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Investor Shares may not be exchanged for Institutional Shares.

A pattern of frequent exchange transactions may be deemed by the Advisor to be an abusive practice that is not in the best interests of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60 days prior notice. The Board of Trustees of the Trust also reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days written notice to the shareholders.

The Fund may enter into agreements with one or more brokers, including discount brokers and other brokers associated with investment programs, including mutual fund "supermarkets," pursuant to which such brokers may be authorized to accept on the Fund's behalf purchase and redemption orders that are in "good form." Such brokers may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Under such circumstances, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Such orders will be priced at the Fund's net asset value next determined after they are accepted by an authorized broker or the broker's designee.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "NYSE") is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the Securities and Exchange Commission (the "Commission"); (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practical for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the Commission may permit. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund. No charge is made by the Fund for redemptions other than the possible charge for wiring redemption proceeds.

In addition to the situations described in the Prospectus under "How to Redeem Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.



                                 NET ASSET VALUE

The net asset value per share of the Fund is determined at the time trading closes on the New York Stock Exchange (currently 4:00 p.m., New York time, Monday through Friday), except on business holidays when the New York Stock Exchange is closed. The New York Stock Exchange recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the New York Stock Exchange will be deemed a business holiday on which the net asset value of the Fund will not be calculated.

The net asset value per share of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Board of Trustees. Subject to the provisions of the Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value. Instruments with maturities of sixty days or less are valued at amortized costs, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

                           ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. The discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Fund, and any other series of the Trust, will be treated as a separate corporate entity under the Code. The Fund intends to qualify and to remain qualified as a regulated investment company. To so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of the Fund must be derived from dividends; interest; payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies; and other income derived with respect to the Fund's business of investing in such stock, securities, or currencies. Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The Fund will designate any distribution of long-term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Shareholders should note that upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute currently an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded to regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held.

Under current tax law, certain types of expenses incurred by the Fund must be proportionately allocated as additional income to shareholders. As a result, the amounts reportable by the Fund as taxable income, if any, may exceed the dividends actually paid. Such proportionate allocation of Fund expenses, if any, will be identified when tax information is distributed by the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus, in effect, result in a return of a part of your investment.

                            CAPITAL SHARES AND VOTING

The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Declaration of Trust currently provides for the shares of three series: The Chesapeake Aggressive Growth Fund (the subject of this Additional Statement), The Chesapeake Growth Fund, and The Chesapeake Core Growth Fund, all managed by the Advisor. The number of shares of each series shall be unlimited. The Fund and The Chesapeake Core Growth Fund both issue a single class of shares, while the shares of The Chesapeake Growth Fund are divided into five separate classes of shares. The Trust does not intend to issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company, such as the Trust, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectus or this Additional Statement, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this Additional Statement, shares of the Fund will be fully paid and non-assessable.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The Fund will normally be at least 90% invested in equities. As a temporary defensive position, however, the Fund may invest up to 100% of its assets in investment grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments ("Investment-Grade Debt Securities"). When the Fund invests in Investment Grade-Debt Securities as a temporary defensive measure, it is not pursuing its investment objective. Under normal circumstances, however, the Fund may invest in money market instruments or repurchase agreements as described in the Prospectus. The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

       AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

       A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

       BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be "Investment-Grade Debt Securities" and are regarded, on balance, as having significant speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Debt which is rated A possesses many favorable investment attributes and is to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Debt which is rated Baa is considered as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternative liquidity. Issuers rated Prime-2 (or supporting institutions) are considered to have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

       MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

       MIG-2; VMIG-2 - Obligations bearing these designations are of a high quality with ample margins of protection.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

       A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

       BBB - Bonds rated BBB have below average protection factors but are still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1 and Duff 1- within the highest rating category. Duff l+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be "Investment-Grade Debt Securities" by the Advisor:

       AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

       A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category. A "ratings outlook" is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative". The absence of a designation indicates a stable outlook.

Bonds rated BB, B and CCC by Fitch are not considered "Investment-Grade Debt Securities" and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the two highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

       F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

The term symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

             _____________________________________________________

                              THE CHESAPEAKE FUNDS
             _____________________________________________________


                                                        October 1, 1998




Dear Shareholder:

         The Chesapeake Aggressive Growth Fund closed the third quarter with a loss of 29.3%. This loss compares to losses of 9.9%, 22.7%, and 20.1% for the S&P 500, Nasdaq Industrials, and Russell 2000, respectively, and leaves us down 22.5% year-to-date. Negative news revolving around everything from Japanese and Russian economic turmoil to the White House scandal has heightened investor nervousness, and in turn, market volatility. As if these problems are not enough, the bankruptcy of several hedge funds and the well-publicized Fed orchestrated bailout of Long Term Capital Management have further fueled anxiety.

         The market's sell-off has been both broad and steep, our portfolio's to a greater degree. We are disappointed with our relative performance and attribute it primarily to three things. Most importantly, we underestimated the impact that global concerns would have on investor sentiment as it relates to U.S. retail. In addition, the recent disruption of capital markets created an inability for a number of our companies to raise the funds needed to fully execute their aggressive growth plans. Finally, we miscalculated the risk to the healthcare industry's ability to profit under the government's new reimbursement plan.

         Most of the damage to the market was done in August, and the preponderance to smaller stocks. The Russell 2000 was off over 30% from its April high as compared to the S&P 500 which was off less than 20% from its high. We attribute this difference to a lack of trading liquidity in the smallest names as price insensitive selling ran into buyers reluctant to commit capital in this volatile tape. At the end of August, almost 20% of the names in the Russell 2000 were down 60% or more from their highs, almost half were down 40% or more, and 75% were down more than 25%. Selling was truly universal in smaller stocks.

         Macroeconomic concerns acted as fuel for this sell-off as investors attempted to project implications of an uncertain global economic environment against a benign domestic environment. Interest rates are low and falling, and inflation remains dormant with commodity prices hitting new lows. Balanced against this are the possible implications of global weakness to U.S. corporate profits. Nervousness about what might happen has driven investors' decisions over the past weeks more than any measurable or real change in the macroeconomic state. Problems in Russia illustrate this important distinction. Though virtually insignificant as a part of the global economy, with trade representing less than 1% of U.S. gross domestic product, Russian turmoil provided an emotional catalyst that sparked a change in investor psychology. Problems in Asia have far more fundamental weight, and perhaps it was a lack of positive change in that region that heightened investor nervousness. The point is that current nervousness is about what could happen, not what did happen in the business environment.

         Since the beginning of August, we have logged more than 1500 contacts with our investment companies, their customers, competitors and suppliers in an effort to quantify true business prospects, rather than conjectured ones. Further, we have been diligent in our attempts to quantify risks associated with the most negative of global macroeconomic scenarios as they relate to our investment companies. Our companies are smaller, less globally oriented, more proprietary in their businesses, and have earnings that are far less sensitive to macroeconomic change than the typical larger company. In the universe of giant multinationals, selling has been based on the reasonable concern that future corporate profits may not be able to justify current valuations. In the smaller company universe, selling has been far less fundamentally based.

         We believe a number of developments can turn current market sentiment. From a macroeconomic perspective they are a credible reform package for Japan, a clear direction for the resolution of the White House scandal, the abatement of tax related selling which is now severe in small and mid-sized stocks, and to a lesser degree further action on the part of the Federal Reserve. From a microeconomic perspective, it is company earnings. What is important here is not a complete resolution to these issues, but a belief on the part of investors that things will begin to improve.

         This point is most clearly evidenced when studying the market's activity surrounding the Persian Gulf War. The best time to invest was not January 17th, the day U.S. planes began to bomb, but instead in the middle of October when the Press was exaggerating the strength of the Republican Guard. In our case, we would have missed a portfolio rally of 30% had we waited. Fortunately, our discipline precludes us from so doing. And, ironically, many investors even missed the late winter move because they wanted a complete resolution to the war before committing funds. By the time the war had ended, our portfolio return had further accelerated far surpassing its initial gain, and the S&P 500 had appreciated 21% from its low. The point is that markets are anticipatory, thus it is direction that moves them. Conclusion is too late.

         From our perspective, the macroeconomic issues are being addressed, with the Japanese situation being the most tenuous. Thus, we believe that earnings should finally begin to command an increasingly larger portion of investor attention. In fact, this may already be happening. With recent pre-announcements by some of this market's seemingly bulletproof companies, like Coca-Cola, Gillette, and Disney, we have seen commensurate compression in their stock prices. This makes fundamental sense, because it is these companies that rely heavily on foreign sales or traffic for their continued growth.

         Why these price corrections did not take place sooner is probably more related to psychology than anything else. Last winter, as market volatility increased over Asian economic concerns, investors sought safe-haven in household names; but, now that the effects of Asia and the other economies it has contaminated are being felt, investors are in a position to see its actual impact and can therefore adjust their portfolios accordingly. This is why we long ago concluded that earnings and valuation are critical and why they should once again assume their role of historic importance.

         Despite the market's recent correction, larger companies are still trading at price-earnings multiples that are historically somewhat high, though some would argue justifiably so, given the interest rate environment. On the other hand, in the same interest rate environment, smaller companies are trading at historically low multiples and at unprecedented multiples relative to larger ones. Our portfolio now trades at 12 times forward earnings that are growing at over 30%. The S&P 500 now trades at 21 times forward earnings that are growing at perhaps 6%. We have found price-earnings multiples as low as those now in smaller stocks in only a handful of modern periods. During the mini-crash of October 1997, multiples were not this low; during Iraq's invasion of Kuwait, multiples bottomed at these levels; during the crash of 1987, they bottomed at these levels; and, through the mid-seventies bear market, they reached levels lower than these, though with much higher interest rates and inflation.

         In previous periods of great market turmoil, we have found some of our best opportunities as bottoms up fundamental stockpickers. It typically takes some time for the dust to settle and the market to sort through companies' fundamental prospects in order to differentiate those that sold off for rational reasons from those that were simply caught in the downdraft. Some of our best results in the past have been derived coming out of these types of market environments. We feel that our investment discipline puts us one step ahead of most market participants in these rebuilding phases, and are busy evaluating the opportunities currently presented.

Sincerely,



W. Whitfield Gardner                                 John L. Lewis, IV

               __________________________________________________

                              THE CHESAPEAKE FUNDS
               __________________________________________________

                               Portfolio Spotlight          September 30, 1998

         Because recent market activity has been centered around macro economic events, most of our portfolio's short-term performance can be explained by them. Nevertheless, there have been two significant longer-term investment trends whose participating companies you may have noticed under-weighted in our portfolio. The first and most influential has been the benefit of a declining interest rate environment on a consolidating financial services industry. Greater involvement in financial services would have helped our performance dramatically over the past couple of years, as it did the indices to which we compare. The second trend has been the speculation surrounding the development of the internet. Internet related companies, although not a significant weighting in any benchmark, have garnered a great deal of investor attention and significantly benefited those exposed to them. We thought it important that we address both trends.

         Until recently, as interest rates declined, interest rate sensitive instruments including equities like banks, utilities, and real estate investment trusts benefited tremendously. Additionally, these companies wanting some form of earnings growth, and fueled by higher stock prices, initiated acquisition strategies that further elevated prices in the group. Where we could participate by investing in companies with more estimable profits, we did. But, given that the businesses of many of these companies were highly susceptible to interest rate fluctuations and had unacceptably low growth rates, we passed over the majority. The net result of this interest rate movement was that the financial services sector accounted for more than half of the performance of the Russell 2000 and one third of that of the Russell Midcap, from the beginning of 1996 until quarter end. Most dramatic was that smaller bank stocks had five times the average return of the Russell 2000. During this period, we averaged significantly less exposure to the financial services group than the Russell indices. We continue to feel strongly that the managements of the companies we invest in should have more control over their companies' earnings prospects, and that relying on an interest rate decline, or a takeover, for stock price appreciation violates one of the major tenants of our investment discipline. We will continue to invest in the growing number of financial institutions that have taken steps to insulate themselves from interest rate risk, allowing their managements better control of profit generation.

         As to the internet, we, like others, believe it will be a viable vehicle for commerce and where practical are participating in its growth. Unfortunately, the general excitement surrounding it has caused many of its related companies' stock prices to come public and then trade at astronomical valuations. Most of these companies are yet to produce a profit and will not for some time. Thus, evaluating their worth is very difficult. Tangentially, cable stocks have been beneficiaries of this internet boom, but they too carry much of their current valuation for speculative reasons, such as assumed consolidation, rather than measurable ones, like strong profit growth. For this reason, the only viable approach within our discipline has been to participate through those companies helping to build the equipment that makes the internet work and whose sales and profits are estimable. Nevertheless, it has been the concept-oriented companies that have been the strongest performers.

         We have seen this pattern repeated before, where the concept precedes the reality. For instance, this is the second run for the cable companies whose fortunes had reversed approximately a decade ago when investors panicked out of their stocks as they came to realize that fundamentals were far behind the excitement. And just a few years ago this same phenomenon was repeated in cellular stocks when investors grew to understand that remote mountain locations did not have the population to support operators' aggressive infrastructure builds. These industries make it, but few in the originally anticipated form. It takes longer, is more costly, more competitive, and less profitable than at first thought. Thus, despite the ramp a number of the internet related stocks are now on, there will ultimately be a day of reckoning when investors will ask each company management, "What are you going to earn?". In the case of Netscape, the original internet darling, this has meant a stock price decline of 75%. Our discipline is founded in fundamentals, because the market is grounded by them.

               __________________________________________________

                              THE CHESAPEAKE FUNDS
               __________________________________________________

                          Morningstar Ratings Revisited

         With 75% of all small-cap growth mutual funds currently rated one-star by Morningstar, we thought it timely to comment on the Morningstar rating process. To understand how one investment style can earn such a disproportionate share of Morningstar's lowest rating, one needs to look at how the ratings are calculated.

         Morningstar ratings are based on risk adjusted performance within a broad asset class, e.g. U.S. equities, U.S. fixed income. Morningstar compares each fund's monthly return results against Treasury Bills and derives a measure of risk (average underperformance) and return (excess return). Monthly risk and return numbers are ranked against all other funds in the asset class and combined, resulting in a risk adjusted relative performance ranking. Stars are assigned based on this relative ranking. For a domestic equity fund to receive five stars, its risk adjusted performance must be at the top of all U.S. equity funds that Morningstar tracks. The point is that in U.S. equity funds, no distinction is made between investment style categories like large-cap value or small-cap growth.

         Over the past several years, the large-cap growth sector of the market has performed tremendously well, with relatively low levels of risk. Stocks outside of this universe have fared relatively poorly. Consequently, five-star funds are heavily clustered in the large-cap growth category. Conversely, fully 75% of Morningstar's small-cap growth funds rate only one star when compared to all other U.S. stock funds. Less than 10% of small-cap growth funds rate as high as three stars, and none rate four stars or five stars.

         So why should these one-star funds be a part of an investment portfolio? Two reasons: future performance and risk diversification.

         There is ample academic evidence that the past performance of an investment category is a poor predictor of its future returns. Yet 90% of all new mutual fund money is invested in five-star and four-star funds whose returns are based solely on their historical performance; and currently, most of these funds are in the same category, large-cap growth. Thus, everyone is driving in the same direction, but looking only in the rear-view mirror. There is also ample evidence that extraordinary performance of an investment category, good or bad, eventually reverts to its average. Thus, now more than usual, the historical returns of these currently strong performing funds may not be indicative of their future returns.

         When one considers the impact of star dependence on diversification, the picture only gets worse. Diversification, combining different investments to smooth out the bumps of their individual returns, lowers average risk without changing average returns. But, there is no diversification if the different investments all behave similarly. Owning several large-cap growth funds offers limited diversification benefit over owning one large-cap growth fund. However, owning a large-cap fund, a small-cap fund, and an international fund can offer more meaningful diversification. In today's environment, with five-star funds all clustered in the U.S. large-cap growth category, a portfolio comprised solely of five-star funds would be absent a significant part of the investible universe and thus forego important diversification opportunities.

         Successful investors remember two things. The first is to avoid the trap of piling into yesterday's hot investment category which may not be tomorrow's. The second is to reap the rewards of diversification by combining holdings that do not go up, or more importantly go down, for the same reasons.

             _______________________________________________________

                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND
             _______________________________________________________

                               September 30, 1998


Investment Strategy
--------------------------------------------------------------------------------
The Chesapeake Aggressive Growth Fund seeks capital appreciation primarily through investments in small and medium growth equities. The cornerstone of the fund's intensive in-house fundamental analysis is constant contact with the management, customers, competitors, and suppliers of both current and potential investments.


Investment Guidelines
--------------------------------------------------------------------------------
The Fund seeks companies that:

 * are experiencing a rapid growth rate - companies in our portfolio are forecasted to grow their profits in excess of 20% annually:

 * are  selling at a stock price not yet fully  reflective of their growth rate:

 * are undergoing a positive change created by new products, managements, distribution strategies or manufacturing technologies:

 * have a strong balance sheet and are less susceptible to macroeconomic change.


The Largest Industry Groups [Represented by a Pie Chart in mailings]
--------------------------------------------------------------------------------
     Computer Software - 10.3%
     Healthcare Delivery - 9.2%
     Retail Sales & Distribution - 9.0%
     Business Services - 6.9%
     Financial Services - 6.2%
     Apparel  - 5.7%
     Telecommunications  -  5.6%
     Food  &  Restaurants  - 5.3%
     Transportation - 4.9%
     Medical Products - 4.8%
     All Others - 32.3%


About The Investment Advisor
--------------------------------------------------------------------------------
Gardner Lewis Asset management serves as investment advisor to the Chesapeake Family of Funds. Overall, through the funds and separately managed accounts, Gardner Lewis invests approximately $2.6 billion in growth equities for both institutions and individuals including some of the top foundations, endowments, and pension plans in the U.S. Gardner Lewis was founded in 1990 and employs a staff of 29. The research team is comprised of 15.

Ten Largest Holdings
----------------------------------------
1.    Jones Apparel Group, Inc.     4.4%
2.    CalEnergy                     3.1%
3.    Biomet, Inc.                  3.1%
4.    Waste Management, inc.        2.8%
5.    BMC Software, Inc.            2.7%
6.    Access Health, Inc.           2.3%
7.    Federal-Mogul Corp.           2.2%
8.    EMC Corporation               2.2%
9.    Converse Technology, Inc.     2.0%
10.   Ceridian Corporation          2.0%


Portfolio Characteristics
---------------------------------------
Overall Assets ($MM)                352
Number of Companies                  92
5 Yr. Historical Earnings Growth    30%
Earnings Growth - net year          31%
P/E Ratio - next year                12
  (Gardner Lewis earnings estimates)


Performance Summary
----------------------------------------------------------------

----------------------------------------------------------------
Period Ended                                         Since
  9/30/98         1 Year     3 Year     5 Year     Inception
----------------------------------------------------------------
The Chesapeake
  Aggressive      -36.2%     -5.7%       7.8%        10.6%
 Growth Fund
----------------------------------------------------------------


Fund performance is net of the maximum 3% sales load. The inception date of the Fund was January 4, 1993. The performance quoted represents past performance and is not a guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.


     For more complete information regarding The Fund including charges and expenses, obtain a prospectus by calling the Fund directly at (800)430-3863 or
    Gardner Lewis Asset Management, the Investment Advisor at (610)558-2800.

               Must be accompanied or proceeded by a prospectus.
                  Capital Investment Group, Inc., Distributor
                           Raleigh, NC (800)525-3863

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                             _______________________________________________

                                  THE CHESAPEAKE AGGRESSIVE GROWTH FUND
                             _______________________________________________



                                         PORTFOLIO OF INVESTMENTS
                                                (unaudited)
                                            September 30, 1998

==================================================   =================================================
Quantity      Security               Market Value     Quantity     Security              Market Value
==================================================   =================================================
  212,100 Access Health, Inc.           7,821,188       107,800 InaCom Corp.                2,034,725
  117,000 Airborne Freight Corp.        2,025,563       170,400 Integrated Health Service   2,864,850
   70,000 Alliant Techsystems, Inc.     4,637,500       269,200 JDA Software Group, Inc,    3,718,325
   94,000 American Buildings Corp.      2,209,000       129,800 JLG Industries              2,052,463
  155,500 American Capital Strategies   2,517,156       662,700 Jones Apparel Group, Inc.  15,200,681
  133,200 American Power Conversion     5,019,975       151,800 Jones Pharma Inc.           4,364,250
  264,500 Americredit Corp.             6,447,188       132,600 King World Productions      3,464,175
  405,400 Amkor Technology Inc.         1,976,325       230,200 Learning Company, Inc.      4,560,838
  180,200 Anixter International, Inc.   2,804,363        64,600 Medical Manager Corp.       1,477,725
  271,100 Apple South, Inc.             3,015,988        92,800 Metamor Worldwide, Inc.     2,552,000
  169,300 BE Aerospace, Inc.            3,724,600       142,600 Michaels Stores, Inc.       3,636,300
  152,400 BMC Software, Inc.            9,153,525       197,400 Novacare, Inc.                579,863
   75,700 Barnes & Noble, Inc.          2,043,900        65,800 Outback Steakhouse, Inc.    1,735,475
   99,200 Biomatrix, Inc.               3,868,800       342,400 PSS World Medical, Inc.     6,334,400
  304,500 Biomet, Inc.                 10,562,344       271,300 Personnel Group America,Inc.3,340,381
  233,100 Borders Group, Inc.           5,186,475       268,400 Petrol Geo Service ADR      4,277,625
  234,300 Building One Services Corp.   2,899,463        98,000 Quadramed Inc.              1,972,250
  172,300 CKE Restaurants               5,125,925       276,800 Rainforest Cafe, Inc.       1,851,100
   27,100 CMAC Investment Corp.         1,178,850       147,900 Renal Care Group, Inc.      3,789,938
  207,450 Cable Design Technologies     2,644,988       181,400 Richfood Holdings, Inc.     2,789,025
  183,300 Cadence Design Systems        4,685,606       224,900 Roberts Pharmaceutical      4,301,213
  403,200 CalEnergy                    10,684,800       175,300 SCI Systems, Inc.           4,722,144
  318,800 Cash America International    3,546,650       178,500 SDL, Inc.                   2,231,250
  350,300 CellStar Corp.                1,510,669        82,900 SEI Investments Company     5,761,550
  157,800 Central Garden & Pet Co.      2,919,300       207,500 SLI, Inc.                   3,203,281
  119,700 Ceridian Corporation          6,867,788       213,000 Saks, Inc.                  4,779,188
  497,400 Checkfree Holdings Corp.      4,911,825       319,900 Sirrom Capital Corp.        1,239,613
  209,187 Comair Holdings, Inc.         6,014,126       191,900 Smart Modular Tech.         3,945,944
  172,040 Comverse Technology, Inc.     7,032,135        62,100 Splash Tech. Holding Inc.     884,925
  167,400 Cotelligent Group, Inc.       2,939,963       173,700 Stage Stores, Inc.          2,116,969
  179,800 DSP Communications, Inc.      1,483,350       137,600 Sterling Commerce, Inc.     4,764,400
  157,500 Dan River, Inc.               1,732,500       118,800 Sunrise Assisted Living     4,076,325
  206,700 E C I Telecom, Ltd.           5,064,150       280,800 Sunterra Corp.              1,825,200
  129,300 EMC Corporation               7,418,588       914,850 Systems Software Assoc.,Inc.4,631,428
  128,500 Elder-Beerman Stores Corp.    2,232,688       172,200 Terex Corp.                 2,572,238
  288,975 Encore Wire Corp.             2,673,019        85,500 Trans World Music           1,560,375
  205,400 Fairfield Communities         2,054,000       103,100 TriQuint Semiconductor      1,585,163
  159,000 Federal-Mogul Corp.           7,433,250       299,900 Tricom, ADS                 1,836,888
  152,700 FirstPlus Financial Group,Inc.1,794,225       162,600 Trigon Healthcare, Inc.     5,040,600
   35,000 Flextronics International     1,240,313       152,000 Tristar Aerospace Co.       1,463,000
  220,500 Genesis Health Ventures       2,701,125        91,000 Triumph Group, Inc.         2,707,250
  117,500 Gulfstream Aerospace Corp.    4,729,375        99,500 U.S.Foodservice             4,141,688
   46,000 Healthcare Financial Partners 1,932,000        94,400 Wang Laboratories, Inc.     1,829,000
  143,500 Hollywood Entertainment Corp. 1,955,188       132,300 Warnaco Group, Inc.         3,059,438
   36,700 ICON plc                      1,197,338       203,900 Waste Management, Inc.      9,799,944
   75,400 IMS Health Inc.               4,670,088        85,500 Wet Seal, Inc.              1,480,219


                                                                TOTAL EQUITY              344,442,783

                                                                CASH EQUIVALENT             7,782,638

                                                                TOTAL ASSETS              352,225,421

________________________________________________________________________________


                            THE CHESAPEAKE AGGRESSIVE
                                   GROWTH FUND

________________________________________________________________________________


                 a series of the Gardner Lewis Investment Trust






                               Annual Report 1998


                         FOR THE PERIOD ENDED AUGUST 31






                               INVESTMENT ADVISOR
                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317



                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND
                           107 North Washington Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-430-3863

                     THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                    Performance Update - $25,000 Investment

                      For the period from January 4, 1993
                 (commencement of operations) to August 31, 1998


                The Chesapeake                  NASDAQ             S&P 500 Total
            Aggressive Growth Fund         Industrial Index        Return Index

  1/4/93            24,250                      25,000                25,000
 2/28/93            24,066                      24,231                25,562
 5/31/93            26,474                      25,487                26,006
 8/31/93            28,765                      26,299                27,113
11/30/93            30,203                      27,207                27,200
 2/28/94            35,797                      29,006                27,692
 5/31/94            32,132                      25,932                27,265
 8/31/94            33,489                      26,804                28,596
11/30/94            34,520                      26,291                27,485
 2/28/95            36,044                      27,028                29,731
 5/31/95            40,252                      28,814                32,769
 8/31/95            51,058                      33,547                34,730
11/30/95            48,684                      33,945                37,649
 2/29/96            46,152                      35,224                40,048
 5/31/96            51,084                      41,492                42,088
 8/31/96            44,517                      36,875                41,234
11/30/96            49,643                      39,196                48,008
 2/28/97            50,735                      38,562                50,526
 5/31/97            54,207                      39,944                54,468
 8/31/97            62,831                      45,251                57,995
11/30/97            60,932                      44,105                61,865
 2/28/98            64,010                      46,280                68,212
 5/31/98            62,182                      47,037                71,182
 8/31/98            42,652                      34,279                62,689


This graph depicts the performance of The Chesapeake Aggressive Growth Fund versus the NASDAQ Industrials Index and the S&P 500 Total Return Index. It is important to note that The Chesapeake Aggressive Growth Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Return

-----------------------------------------------------------------------
                      Since Inception      One Year      Five Years
-----------------------------------------------------------------------
No Sales Load             10.50%           (32.12)%        8.19%
-----------------------------------------------------------------------
With 3% Sales Load         9.90%           (34.15)%        7.54%
-----------------------------------------------------------------------


The graph assumes an initial $25,000 investment at January 4, 1993 ($24,250 after maximum sales load of 3%). All dividends and distributions are reinvested.

At August 31, 1998, the Fund would have grown to $42,652 - total investment return of 70.61% since January 4, 1993. Without the deduction of the 3% maximum sales load, the Fund would have grown to $43,971 - total investment return of 75.89% since January 4, 1993. The sales load may be reduced or eliminated for larger purchases.

At August 31, 1998, a similar investment in the NASDAQ Industrials Index would have grown to $34,279 - total investment return of 37.12% since January 4, 1993; while a similar investment in the S&P 500 Total Return Index would have grown to $62,689 - total investment return of 150.76% since January 4, 1993.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

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                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           August 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                   Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 96.00%

       Aerospace & Defense - 4.83%
            Alliant Techsystems Inc. ...........................................                    80,000              $  5,250,000
            BE Aerospace, Inc. .................................................                   182,100                 3,789,956
        (a) Gulfstream Aerospace Corporation ...................................                   117,500                 4,127,188
        (a) TriStar Aerospace Co. ..............................................                   167,000                 1,398,625
        (a) Triumph Group, Inc. ................................................                   101,000                 3,282,500
                                                                                                                        ------------
                                                                                                                          17,848,269
                                                                                                                        ------------
       Apparel Manufacturing - 5.49%
        (a) Jones Apparel Group, Inc. ..........................................                   656,300                12,797,850
        (a) Littlefield, Adams & Company .......................................                     4,663                    17,486
            Liz Claiborne, Inc. ................................................                    67,800                 1,932,300
            The Warnaco Group, Inc. ............................................                   204,100                 5,561,725
                                                                                                                        ------------
                                                                                                                          20,309,361
                                                                                                                        ------------
       Auto Parts - Original Equipment - 2.29%
            Federal-Mogul Corporation ..........................................                   159,000                 8,486,625
                                                                                                                        ------------

       Commercial Services - 3.89%
        (a) Ceridian Corporation ...............................................                   119,700                 5,805,450
        (a) Consolidated Capital Corporation ...................................                   263,400                 3,391,275
        (a) Sterling Commerce, Inc. ............................................                   156,800                 5,174,400
                                                                                                                        ------------
                                                                                                                          14,371,125
                                                                                                                        ------------
       Computers - 2.45%
        (a) EMC Corporation ....................................................                   129,300                 5,802,338
        (a) Splash Technology Holdings, Inc. ...................................                   217,100                 3,256,500
                                                                                                                        ------------
                                                                                                                           9,058,838
                                                                                                                        ------------
       Computer Software & Services - 10.40%
        (a) BMC Software, Inc. .................................................                   151,000                 6,389,187
        (a) Cadence Design Systems, Inc. .......................................                   181,600                 3,836,300
        (a) CheckFree Holdings Corporation .....................................                   246,800                 2,113,225
        (a) Cotelligent Group, Inc. ............................................                   177,400                 2,017,925
        (a) Hyperion Solutions Corporation .....................................                    67,200                 1,881,600
        (a) IMS Health Incorporated ............................................                    75,400                 4,147,000
        (a) JDA Software Group, Inc. ...........................................                   286,600                 3,439,200
        (a) Mentor Graphics Corporation ........................................                   270,500                 1,876,594
        (a) QuadraMed Corporation ..............................................                   108,300                 2,572,125
        (a) System Software Associates, Inc. ...................................                   675,850                 3,041,325
        (a) The Learning Company, Inc. .........................................                   276,500                 4,890,594
        (a) Wang Laboratories, Inc. ............................................                   116,200                 2,265,900
                                                                                                                        ------------
                                                                                                                          38,470,975
                                                                                                                        ------------



                                                                                                                         (Continued)

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                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           August 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                   Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Electrical Equipment - 1.76%
        (a) Encore Wire Corporation ............................................                   318,975              $  3,349,238
        (a) SLI, Inc. ..........................................................                   230,500                 3,169,375
                                                                                                                        ------------
                                                                                                                           6,518,613
                                                                                                                        ------------
       Electronics - 2.12%
        (a) American Power Conversion Corp. ....................................                   133,200                 3,596,400
        (a) California Micro Devices Corporation ...............................                    23,806                    46,124
        (a) SCI Systems, Inc. ..................................................                   183,100                 4,199,856
                                                                                                                        ------------
                                                                                                                           7,842,380
                                                                                                                        ------------
       Electronics - Semiconductor - 3.75%
        (a) Adaptec, Inc. ......................................................                   292,200                 3,360,300
        (a) Amkor Technology, Inc. .............................................                   485,400                 2,244,975
        (a) Novellus Systems, Inc. .............................................                    85,700                 2,281,762
        (a) SDL, Inc. ..........................................................                   236,400                 4,018,800
        (a) TriQuint Semiconductor, Inc. .......................................                   127,800                 1,948,950
                                                                                                                        ------------
                                                                                                                          13,854,787
                                                                                                                        ------------
       Engineering & Construction - 0.69%
        (a) American Buildings Company .........................................                    94,000                 2,538,000
                                                                                                                        ------------

       Environmental Control - 2.43%
        (a) Waste Management, Inc. .............................................                   203,900                 8,997,088
                                                                                                                        ------------

       Financial - Consumer Credit - 2.84%
        (a) AmeriCredit Corp. ..................................................                   281,700                 7,024,894
        (a) FIRSTPLUS Financial Group, Inc. ....................................                   152,700                 3,464,381
                                                                                                                        ------------
                                                                                                                          10,489,275
                                                                                                                        ------------
       Financial Services - 2.76%
            American Capital Strategies, Ltd. ..................................                   185,500                 2,202,813
            CMAC Investment Corporation ........................................                    27,100                 1,043,350
            SEI Investments Company ............................................                    82,900                 5,160,525
            Sirrom Capital Corporation .........................................                   319,900                 1,779,444
                                                                                                                        ------------
                                                                                                                          10,186,132
                                                                                                                        ------------
       Food - Wholesale - 1.60%
            Richfood Holdings, Inc. ............................................                   287,500                 5,911,719
                                                                                                                        ------------

       Foreign - 2.83%
            ECI Telecommunications Limited .....................................                   205,100                 5,640,250
        (a) ICON plc - ADR .....................................................                    36,700                   977,137
            Petroleum GeoServices - ADR ........................................                   295,100                 3,836,300
                                                                                                                        ------------
                                                                                                                          10,453,687
                                                                                                                        ------------



                                                                                                                         (Continued)

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                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           August 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                   Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Human Resources - 1.52%
        (a) Metamor Worldwide, Inc. ............................................                    92,800              $  2,204,000
        (a) Personnel Group of America, Inc. ...................................                   301,300                 3,408,456
                                                                                                                        ------------
                                                                                                                           5,612,456
                                                                                                                        ------------
       Lodging - 1.62%
        (a) Fairfield Communities, Inc. ........................................                   293,600                 2,862,600
        (a) Sunterra Corporation ...............................................                   340,800                 3,131,100
                                                                                                                        ------------
                                                                                                                           5,993,700
                                                                                                                        ------------
       Machine - Construction & Mining - 1.75%
            JLG Industries, Inc. ...............................................                   234,000                 3,436,875
        (a) Terex Corporation ..................................................                   193,400                 3,046,050
                                                                                                                        ------------
                                                                                                                           6,482,925
                                                                                                                        ------------
       Medical Supplies - 2.21%
            Biomet, Inc. .......................................................                   304,500                 8,183,437
                                                                                                                        ------------

       Medical - Hospital Management & Service - 7.67%
        (a) Access Health, Inc. ................................................                   232,100                 5,555,894
        (a) Genesis Health Ventures, Inc. ......................................                   247,200                 2,935,500
        (a) HEALTHSOUTH Corporation ............................................                   204,100                 3,865,144
            Integrated Health Services, Inc. ...................................                   201,700                 3,895,331
        (a) Mariner Post-Acute Network, Inc. ...................................                   167,900                 1,196,287
        (a) PSS World Medical, Inc. ............................................                   382,400                 5,879,400
        (a) Trigon Healthcare, Inc. ............................................                   182,600                 5,044,325
                                                                                                                        ------------
                                                                                                                          28,371,881
                                                                                                                        ------------
       Miscellaneous - Manufacturing - 0.00%
        (a) Wilshire Technologies,Warrants, expires 11/28/2002 .................                    11,956                         0
                                                                                                                        ------------

       Oil & Gas - 0.51%
        (a) Friede Goldman International Inc. ..................................                   179,800                 1,876,662
                                                                                                                        ------------

       Pharmaceuticals - 3.17%
        (a) Barr Laboratories, Inc. ............................................                   138,500                 3,549,062
            Jones Pharma Incorporated ..........................................                   206,500                 4,310,688
        (a) Roberts Pharmaceutical Corporation .................................                   224,900                 3,851,412
                                                                                                                        ------------
                                                                                                                          11,711,162
                                                                                                                        ------------
       Real Estate Investment Trust - 0.25%
            CarrAmerica Realty Corporation .....................................                    41,000                   922,500
                                                                                                                        ------------



                                                                                                                         (Continued)

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           August 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                   Shares                  (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Restaurants & Food Service - 3.80%
            Apple South, Inc. ..................................................                   331,100              $  3,807,650
            CKE Restaurants, Inc. ..............................................                   172,300                 5,341,300
        (a) Outback Steakhouse, Inc. ...........................................                    70,900                 2,131,431
        (a) Rainforest Cafe, Inc. ..............................................                   336,800                 2,778,600
                                                                                                                        ------------
                                                                                                                          14,058,981
                                                                                                                        ------------
       Retail - Apparel - 1.84%
        (a) Stage Stores, Inc. .................................................                   213,700                 2,230,494
        (a) The Wet Seal, Inc. .................................................                   198,500                 4,565,500
                                                                                                                        ------------
                                                                                                                           6,795,994
                                                                                                                        ------------
       Retail - Department Stores - 2.73%
        (a) Consolidated Stores Corporation ....................................                   148,684                 4,683,546
        (a) Proffitt's, Inc. ...................................................                   213,000                 5,431,500
                                                                                                                        ------------
                                                                                                                          10,115,046
                                                                                                                        ------------
       Retail - Specialty Line - 4.67%
        (a) Barnes & Noble .....................................................                    58,600                 1,582,200
        (a) Borders Group, Inc. ................................................                   233,100                 4,414,331
            Cash America International, Inc. ...................................                   348,800                 4,229,200
        (a) Genesis Direct, Inc. ...............................................                    70,000                   201,250
        (a) Michaels Stores, Inc. ..............................................                   157,600                 3,703,600
        (a) The Elder-Beerman Stores Corp. .....................................                   128,500                 2,007,813
        (a) Trans World Entertainment Corporation ..............................                    67,000                 1,139,000
                                                                                                                        ------------
                                                                                                                          17,277,394
                                                                                                                        ------------
       Telecommunications - 2.06%
        (a) DSP Communications, Inc. ...........................................                   199,800                 2,285,213
        (a) Scandinavian Broadcasting System SA ................................                   140,200                 3,119,450
        (a) TRICOM, S.A ........................................................                   332,600                 2,224,262
                                                                                                                        ------------
                                                                                                                           7,628,925
                                                                                                                        ------------
       Telecommunications Equipment - 2.65%
        (a) Cable Design Technologies ..........................................                   227,450                 3,198,516
        (a) Comverse Technology, Inc. ..........................................                   172,040                 6,623,540
                                                                                                                        ------------
                                                                                                                           9,822,056
                                                                                                                        ------------
       Textiles - 0.70%
        (a) Dan River Inc. .....................................................                   197,500                 2,579,844
                                                                                                                        ------------

       Transportation - Air - 2.06%
            Airborne Freight Corporation .......................................                   117,000                 2,281,500
            COMAIR Holdings, Inc. ..............................................                   209,187                 5,321,194
                                                                                                                        ------------
                                                                                                                           7,602,694
                                                                                                                        ------------
       Utilities - Electric - 3.27%
        (a) CalEnergy Company, Inc. ............................................                   475,300                12,090,444
                                                                                                                        ------------



                                                                                                                         (Continued)

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           August 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                   Shares                  (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Wholesale & Distribution - Specialty Line - 3.39%
        (a) Anixter International Inc. .........................................                   220,200              $  3,578,250
        (a) CellStar Corporation ...............................................                   511,400                 3,388,025
        (a) Central Garden and Pet Company .....................................                   192,800                 2,723,300
        (a) Inacom Corporation .................................................                   147,800                 2,854,388
                                                                                                                        ------------
                                                                                                                          12,543,963
                                                                                                                        ------------

            Total Common Stocks (Cost $406,616,508) ............................                                         355,006,938
                                                                                                                        ------------

INVESTMENT COMPANY - 5.21%

       Evergreen Money Market Treasury Institutional Money .....................                19,279,931                19,279,931
            Market Fund Institutional Service Shares                                                                    ------------
            (Cost $19,279,931)


Total Value of Investments (Cost $425,896,439 (b)) ..........................................            101.21 %      $374,286,869
Liabilities In Excess of Other Assets .......................................................             (1.21)%        (4,483,277)
                                                                                                         ------        ------------
       Net Assets ...........................................................................            100.00 %      $369,803,592
                                                                                                         ======        ============




       (a)  Non-income producing investment.

       (b)  Aggregate cost  for federal  income tax  purposes  is  $426,055,432.
            Unrealized appreciation (depreciation) of investments for federal income tax purposes is as follows:



            Unrealized appreciation                                                                                    $ 46,833,695
            Unrealized depreciation                                                                                     (98,602,258)
                                                                                                                       ------------

                            Net unrealized depreciation                                                                $(51,768,563)
                                                                                                                       ============


       The following acronym is used throughout this portfolio:

            ADR - American Depository Receipt




See accompanying notes to financial statements

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           August 31, 1998


ASSETS
       Investments, at value (cost $425,896,439) .....................................................                 $374,286,869
       Income receivable .............................................................................                      241,569
       Receivable for investments sold ...............................................................                    2,940,312
       Receivable for fund shares sold ...............................................................                        8,423
       Other assets ..................................................................................                       16,823
                                                                                                                       ------------

            Total assets .............................................................................                  377,493,996
                                                                                                                       ------------

LIABILITIES
       Accrued expenses ..............................................................................                       38,299
       Payable for investment purchases ..............................................................                    7,611,805
       Disbursements in excess of cash on demand deposit .............................................                       40,300
                                                                                                                       ------------

            Total liabilities ........................................................................                    7,690,404
                                                                                                                       ------------

NET ASSETS
       (applicable to 27,795,867 shares outstanding; unlimited
        shares of no par value beneficial interest authorized) .......................................                 $369,803,592
                                                                                                                       ============

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
       ($369,803,592 / 27,795,867 shares) ............................................................                      $ 13.30
                                                                                                                       ============

OFFERING PRICE PER SHARE
       (100 / 97% of $13.30) .........................................................................                      $ 13.71
                                                                                                                       ============

NET ASSETS CONSIST OF
       Paid-in capital ...............................................................................                 $394,754,659
       Undistributed net realized gain on investments ................................................                   26,658,503
       Net unrealized depreciation on investments ....................................................                  (51,609,570)
                                                                                                                       ------------
                                                                                                                       $369,803,592
                                                                                                                       ============









See accompanying notes to financial statements

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                       STATEMENT OF OPERATIONS

                                                     Year ended August 31, 1998



INVESTMENT LOSS

       Income
            Dividends ..................................................................................             $    1,435,506
                                                                                                                     --------------


       Expenses
            Investment advisory fees (note 2) ..........................................................                  7,337,649
            Fund administration fees (note 2) ..........................................................                    535,138
            Custody fees ...............................................................................                     26,420
            Registration and filing administration fees (note 2) .......................................                      6,862
            Fund accounting fees (note 2) ..............................................................                     21,000
            Audit fees .................................................................................                     13,650
            Legal fees .................................................................................                      6,073
            Securities pricing fees ....................................................................                      6,115
            Shareholder recordkeeping fees .............................................................                     13,893
            Shareholder administrative fees (note 2) ...................................................                     50,000
            Shareholder servicing expenses .............................................................                     79,033
            Registration and filing expenses ...........................................................                     14,215
            Printing expenses ..........................................................................                     29,598
            Amortization of deferred organization expenses .............................................                      3,446
            Trustee fees and meeting expenses ..........................................................                      6,990
            Other operating expenses ...................................................................                     44,363
                                                                                                                     --------------

                 Total expenses ........................................................................                  8,194,445
                                                                                                                     --------------

                       Net investment loss .............................................................                 (6,758,939)
                                                                                                                     --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

       Net realized gain from investment transactions ..................................................                 38,364,114
       Decrease in unrealized appreciation on investments ..............................................               (211,160,640)
                                                                                                                     --------------

            Net realized and unrealized loss on investments ............................................               (172,796,526)
                                                                                                                     --------------

                 Net decrease in net assets resulting from operations ..................................             $ (179,555,465)
                                                                                                                     ==============









See accompanying notes to financial statements

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Year ended          Year ended
                                                                                                      August 31,          August 31,
                                                                                                           1998                1997
------------------------------------------------------------------------------------------------------------------------------------

(DECREASE) INCREASE  IN NET ASSETS

     Operations
         Net investment loss ....................................................                  $ (6,758,939)       $ (6,082,087)
         Net realized gain from investment transactions .........................                    38,364,114          72,981,586
         (Decrease) increase in unrealized appreciation on investments ..........                  (211,160,640)        114,457,604
                                                                                                   ------------        ------------

              Net (decrease) increase in net assets resulting from operations ...                  (179,555,465)        181,357,103
                                                                                                   ------------        ------------

     Distributions to shareholders from
         Net realized gain from investment transactions .........................                   (78,304,241)        (28,932,671)
                                                                                                   ------------        ------------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ...                    14,174,396             756,974
                                                                                                   ------------        ------------

                   Total (decrease) increase in net assets ......................                  (243,685,310)        153,181,406

NET ASSETS

     Beginning of year ..........................................................                   613,488,902         460,307,496
                                                                                                   ------------        ------------

     End of year ................................................................                  $369,803,592        $613,488,902
                                                                                                   ============        ============



(a) A summary of capital share activity follows:
                                                     -------------------------------------------------------------------------------
                                                                      Year ended                              Year ended
                                                                    August 31, 1998                         August 31, 1997

                                                               Shares              Value               Shares             Value
                                                     -------------------------------------------------------------------------------

Shares sold ..................................                2,928,296        $ 59,641,139           3,447,946        $ 64,609,895
Shares issued for reinvestment
     of distributions ........................                3,755,172          74,389,963           1,565,933          26,934,053
                                                           ------------        ------------        ------------        ------------

                                                              6,683,468         134,031,102           5,013,879          91,543,948

Shares redeemed ..............................               (6,228,186)       (119,856,706)         (4,938,898)        (90,786,974)
                                                           ------------        ------------        ------------        ------------

     Net increase ............................                  455,282        $ 14,174,396              74,981        $    756,974
                                                           ============        ============        ============        ============






See accompanying notes to financial statements

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                            Year ended     Year ended     Year ended     Year ended     Year ended
                                                             August 31,     August 31,     August 31,     August 31,     August 31,
                                                                  1998           1997           1996           1995           1994
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ......................      $ 22.44        $ 16.88        $ 20.70        $ 13.58        $ 11.86

      Income (loss) from investment operations
           Net investment loss ..........................        (0.24)         (0.22)         (0.18)         (0.15)         (0.05)
           Net realized and unrealized gain (loss) on
               investments                                       (6.02)          6.84          (2.53)          7.27           1.98
                                                          ------------   ------------   ------------   ------------   ------------

               Total from investment operations .........        (6.26)          6.62          (2.71)          7.12           1.93
                                                          ------------   ------------   ------------   ------------   ------------

      Distributions to shareholders from
           Net investment income ........................        (0.00)          0.00           0.00           0.00          (0.16)
           Net realized gain from investment transactions        (2.88)         (1.06)         (1.11)          0.00          (0.05)
                                                          ------------   ------------   ------------   ------------   ------------

               Total distributions ......................        (2.88)         (1.06)         (1.11)          0.00          (0.21)
                                                          ------------   ------------   ------------   ------------   ------------

Net asset value, end of year ............................      $ 13.30        $ 22.44        $ 16.88        $ 20.70        $ 13.58
                                                          ============   ============   ============   ============   ============

Total return (a) ........................................       (32.12)%        41.14 %       (12.81)%        52.45 %        16.42 %
                                                          ============   ============   ============   ============   ============

Ratios/supplemental data

      Net assets, end of year ........................... $369,803,592   $613,488,902   $460,307,496   $460,286,044   $179,222,758
                                                          ============   ============   ============   ============   ============

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees          1.40 %         1.42 %         1.42 %         1.43 %         1.57 %
           After expense reimbursements and waived fees           1.40 %         1.42 %         1.42 %         1.43 %         1.49 %

      Ratio of net investment income (loss) to average net assets
           Before expense reimbursements and waived fees         (1.15)%        (1.17)%        (1.05)%        (1.07)%        (0.87)%
           After expense reimbursements and waived fees          (1.15)%        (1.17)%        (1.05)%        (1.07)%        (0.79)%


      Portfolio turnover rate                                    86.18 %       115.51 %       110.04 %        75.42 %        66.03 %

      Average brokerage commissions per share (b)             $ 0.0580       $ 0.0568           --             --              --



(a) Total return does not reflect payment of a sales charge.
(b) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.


                                                                                      See accompanying notes to financial statements

                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1998


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The Chesapeake Aggressive Growth Fund (the "Fund"), formerly known as The Chesapeake Growth Fund prior to November 1, 1997, is a diversified series of shares of beneficial interest of the Gardner Lewis Investment Trust (the "Trust"). The Trust is an open-end investment company which was organized in 1992 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, (the "Act") as amended. The Fund began operations on January 4, 1993. The investment objective of the Fund is to seek capital appreciation through investments in equity securities, consisting primarily of common and preferred stocks and securities convertible into common stocks. The following is a summary of significant accounting policies followed by the Fund:

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Investment companies are valued at net asset value. Short-term investments are valued at cost which approximates value.

         B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

               Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

               As a result of the Fund's operating net investment loss, a reclassification adjustment of $6,758,939 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease paid-in capital.

         C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

         D. Distributions to Shareholders - The Fund may declare dividends annually, payable on a date selected by the Trust's Trustees. Distributions to shareholders are recorded on the ex-dividend date. In addition, distributions may be made annually in November out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending August 31.

                                                                     (Continued)

                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 1998


         E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Gardner Lewis Asset Management (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.25% of the Fund's average daily net assets.

         The Fund's administrator, The Nottingham Company, (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator received a fee at the annual rate of 0.20% of the Fund's first $25 million of average daily net assets, 0.15% of the next $25 million, and 0.10% of average daily net assets over $50 million for the period September 1, 1997 to December 31, 1997. Beginning January 1, 1998, the Administrator receives a fee at the annual rate of 0.20% of the Fund's first $25 million of average daily net assets, 0.15% of the next $25 million, and 0.075% of average daily net assets over $50 million. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. The Administrator also charges for certain expenses involved with the daily valuation of portfolio securities.

         NC Shareholder Services, LLC (the "Transfer Agent") has been retained by the Administrator to serve as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Administrator and not directly by the Fund.

         Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended August 31, 1998, the Distributor retained sales charges in the amount of $1,770.

         Certain Trustees and officers of the Trust are also officers of the Advisor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments other than short-term investments aggregated $490,382,786 and $561,492,464, respectively, for the year ended August 31, 1998.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of Gardner Lewis  Investment Trust and  Shareholders of
  The Chesapeake Aggressive Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Chesapeake Aggressive Growth Fund (a portfolio of Gardner Lewis Investment Trust), as of August 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 1998 and 1997, and financial highlights for the years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1998 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Chesapeake Aggressive Growth Fund as of August 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



Deloitte & Touche LLP

Pittsburgh, Pennsylvania
September 18, 1998

                                     PART C
                                     ======

                                    FORM N1-A

                                OTHER INFORMATION


ITEM 23. Exhibits
         --------

(a)      Amended and Restated Declaration of Trust.^4

(b)      Amended and Restated By-Laws.^4

(c)      Not Applicable.

(d)(1)   Amended and Restated  Investment Advisory Agreement between the Gardner
         Lewis  Investment  Trust  and  Gardner  Lewis  Asset   Management,   as
         Advisor.^10

(e)(1) Distribution Agreement for The Chesapeake Aggressive Growth Fund between the Gardner Lewis Investment Trust and Capital Investment Group, Inc., as Distributor.^3

(e)(2) Distribution Agreement for the Chesapeake Growth Fund between the Gardner Lewis Investment Trust and Capital Investment Group, Inc., as Distributor.^2

(e)(3) Distribution Agreement for the Chesapeake Core Growth Fund between the Gardner Lewis Investment Trust and Capital Investment Group, Inc., as Distributor.^10

(f)      Not Applicable.

(g) Custodian Agreement between the Registrant and First Union National Bank of North Carolina, as Custodian.^9

(h)(1)   Fund   Accounting,   Dividend   Disbursing   &   Transfer   Agent   and
         Administration Agreement between the Gardner Lewis Investment Trust and The Nottingham Company, Inc., as Administrator.^1

(h)(2) Amendment to the Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement between the Gardner Lewis Investment Trust and The Nottingham Company, Inc., as Administrator.^6

(h)(3) Amendment to the Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement between the Gardner Lewis Investment Trust and The Nottingham Company, Inc., as Administrator.^7

(h)(4) Amendment to the Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement between the Gardner Lewis Investment Trust and The Nottingham Company, Inc., as Administrator.^10

(h)(5) Amendment to the Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement between the Gardner Lewis Investment Trust and The Nottingham Company, Inc., as Administrator.^11

(i)      Opinion and Consent of Counsel.^11

(j)      Consent of Deloitte & Touche LLP, Independent Public Accountants.

(k)      Not applicable.

(l)      Not applicable.

(m) Distribution Plan under Rule 12b-1 for the Gardner Lewis Investment Trust regarding the Chesapeake Growth Fund Class A Investor Shares, Class C Investor Shares and Class D Investor Shares.^5

(n)      Financial Data Schedule.

(o)      Amended and Restated Rule 18f-3 Multi-Class Plan.^8

(p)      Copy of Powers of Attorney.^8

-----------------------

1. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 4 on Form N-1A filed on December 21, 1993 (File No. 33-53800).

2. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 5 on Form N-1A filed on January 27, 1994 (File No. 33-53800).

3. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 6 on Form N-1A filed on November 16, 1994 (File No. 33-53800).

4. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 7 on Form N-1A filed on February 3, 1995 (File No. 33-53800).

5. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 8 on Form N-1A filed on February 7, 1995 (File No. 33-53800).

6. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 9 on Form N-1A filed on October 26, 1995 (File No. 33-53800).

7. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 11 on Form N-1A filed on July 8, 1996 (File No. 33-53800).

8. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 12 on Form N-1A filed on December 11, 1996 (File No. 33-53800).

9. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 13 on Form N-1A filed on June 30, 1997 (File No. 33-53800).

10. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 14 on Form N-1A filed on September 3, 1997 (File No. 33-53800).

11. Incorporated herein by reference to Registrant's Registration Statement Post-Effective Amendment No. 15 on Form N-1A filed on October 9, 1997 (File No. 33-53800).


ITEM 24. Persons Controlled by or Under Common Control with the Registrant
         -----------------------------------------------------------------

         No person is controlled by or under common control with the Registrant.


ITEM 25. Indemnification
         ---------------

                  The Declaration of Trust and Bylaws of the Registrant contain provisions covering indemnification of the officers and trustees. The following are summaries of the applicable provisions.

                  The Registrant's Declaration of Trust provides that every person who is or has been a trustee, officer, employee or agent of the Registrant and every person who serves at the trustees' request as director, officer, employee or agent of another enterprise will be indemnified by the Registrant to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise or is threatened by virtue of his being or having been a trustee, officer, employee or agent of the Registrant or of another enterprise at the request of the Registrant and against amounts paid or incurred by him in the compromise or settlement thereof.

                  No  indemnification  will be provided to a trustee or officer:
         (i) against any liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"); (ii) with respect to any matter as to which he shall, by the court or other body by or before which the proceeding was brought or engaged, have been finally adjudicated to be liable by reason of disabling conduct; (iii) in the absence of a final adjudication on the merits that such trustee or officer did not engage in disabling conduct, unless a reasonable determination, based upon a review of the facts that the person to be indemnified is not liable by reason of such conduct, is made by vote of a majority of a quorum of the trustees who are neither interested persons nor parties to the proceedings, or by independent legal counsel, in a written opinion.

                  The rights of indemnification may be insured against by policies maintained by the Registrant, will be severable, will not affect any other rights to which any trustee, officer, employee or agent may now or hereafter be entitled, will continue as to a person who has ceased to be such trustee, officer, employee, or agent and will inure to the benefit of the heirs, executors and administrators of such a person; provided, however, that no person may satisfy any right of indemnity or reimbursement except out of the property of the Registrant, and no other person will be personally liable to provide indemnity or reimbursement (except an insurer or surety or person otherwise bound by contract).

                  Article XIV of the Registrant's Bylaws provides that the Registrant will indemnify each trustee and officer to the full extent permitted by applicable federal, state and local statutes, rules and regulations and the Declaration of Trust, as amended from time to time. With respect to a proceeding against a trustee or officer brought by or on behalf of the Registrant to obtain a judgment or decree in its favor, the Registrant will provide the officer or trustee with the same indemnification, after the same determination, as it is required to provide with respect to a proceeding not brought by or on behalf of the Registrant.

                  This indemnification will be provided with respect to an action, suit proceeding arising from an act or omission or alleged act or omission, whether occurring before or after the adoption of Article XIV of the Registrant's Bylaws.


ITEM 26. Business and other Connections of the Investment Advisor
         --------------------------------------------------------

See the Statement of Additional Information section entitled "Management of the Fund" and the Investment Advisor's Form ADV filed with the Commission, which is hereby incorporated by reference, for the activities and affiliations of the officers and directors of the Investment Advisor of the Registrant. Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Investment Advisor is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The Investment Advisor currently serves as investment advisor to numerous institutional and individual clients.

ITEM 27. Principal Underwriter
         ---------------------

(a) Capital Investment Group, Inc. is underwriter and distributor for The Chesapeake Aggressive Growth Fund, The Chesapeake Growth Fund, The Chesapeake Core Growth Fund, Capital Value Fund, ZSA Asset Allocation Fund, The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, WST Growth & Income Fund, Blue Ridge Total Return Fund, SCM Strategic Growth Fund, and the CarolinasFund.

(b)

Name and Principal          Position(s) and Offices   Position(s) and Offices
Business Address            with Underwriter          with Registrant
================            ================          ===============

Richard K. Bryant           President                 No position with the Trust
17 Glenwood Avenue
Raleigh, North Carolina

Elmer O. Edgerton, Jr.      Vice President            No position with the Trust
17 Glenwood Avenue
Raleigh, North Carolina


(c)    Not applicable.


ITEM 28. Location of Accounts and Records
         --------------------------------

                  All account books and records not normally held by First Union National Bank of North Carolina, the Custodian to the Registrant, are held by the Registrant, in the offices of The Nottingham Company, Fund Accountant and Administrator, NC Shareholder Services, Transfer Agent to the Registrant, or by Gardner Lewis Asset Management, the Advisor to the Registrant.

                  The address of The Nottingham Company is 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069. The address of NC Shareholder Services is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The address of Gardner Lewis Asset Management is 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317. The address of First Union National Bank of North Carolina is Two First Union Center, Charlotte, North Carolina 28288-1151.


ITEM 29. Management Services
         -------------------

The substantive provisions of the Fund Accounting, Dividend Disbursing & Transfer Agent and Administration Agreement between the Registrant and The Nottingham Company are discussed in Part B hereof.


ITEM 30. Undertakings
         ------------

Registrant undertakes:

         To furnish each person to whom a Prospectus is delivered with a copy of the latest annual report of each series of Registrant to shareholders upon request and without charge.

SIGNATURES

Pursuant to the requirements of (the Securities Act of 1933 and) the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rocky Mount, and State of North Carolina on the 9th day of December, 1998.

GARDNER LEWIS INVESTMENT TRUST


By:   /s/ C. Frank Watson, III
     _______________________________
      C. Frank Watson, III
      Secretary


Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

                          *
____________________________________________________       Trustee
 Jack E. Brinson                         Date

                          *
____________________________________________________       Trustee and Chairman,
 W. Whitfield Gardner                    Date              (Principal Executive
                                                            Officer)

                          *
____________________________________________________       Trustee
 Steve J. Kneeley                        Date


  /s/ Julian G. Winters            December 9, 1998        Treasurer
____________________________________________________
 Julian G. Winters                       Date



* By:  /s/ C. Frank Watson, III                       Dated: December 9, 1998
      ______________________________________________
       C. Frank Watson, III
       Attorney-in-Fact

                         GARDNER LEWIS INVESTMENT TRUST
                                  EXHIBIT INDEX


EXHIBIT                               DESCRIPTION
=======                               ===========

Exhibit (j)                           Consent of Auditor

Exhibit (n)                           Financial Data Schedule